UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2014

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))- 4 -

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Mr. Alok Singh did not stand for re-election to the Board of Directors of EverBank Financial Corp (the “Company”) at the Company's Annual Meeting of Stockholders on May 22, 2014, and the authorized number of directors was reduced from 14 to 13 members.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Company's Annual Meeting of Stockholders were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Director's solicitation. At this meeting, the stockholders were requested to: (1) re-elect four nominees as directors of the Company, (2) ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014, (3) provide an advisory vote to approve executive compensation, commonly referred to as a “say on pay” vote, and (4) provide an advisory vote on the frequency of future “say on pay” votes, all of which were described in the proxy statement. The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

 Proposal 1-Election of Directors

All of the nominees for director were re-elected. With respect to each nominee, the total number of broker non-votes was 17,686,569. The table below sets forth the voting results for each director nominee.

Name	Votes For	Votes Withheld
W. Blake Wilson	87,866,029	332,617
Mitchell M. Leidner	87,866,639	332,007
William Sanford	87,788,157	410,489
Richard P. Schifter	87,776,109	422,537

Proposal 2-Ratification of Selection of Independent Registered Public Accounting Firm

The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified by the Company's stockholders. There were no broker non-votes. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions
Ratification of Selection of Deloitte & Touche LLP	105,462,317	407,793	15,105

Proposal 3- Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory, non-binding basis, the resolution regarding compensation of the Company's executives ("say-on-pay"), as described in the Company’s proxy statement. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	84,182,000	3,946,271	70,375	17,686,569

Proposal 4-Advisory Vote on the Frequency of the “Say-on-Pay” Votes

In a non-binding, advisory vote regarding their preference for the frequency of the say-on-pay votes, the voting results were as set forth in the below table. There were no broker non-votes.

Proposal	One Year	Two Years	Three Years	Abstain
Advisory vote on the frequency of the “say on pay” votes	84,822,561	30,082	3,182,197	163,806

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

	By:	/s/ Thomas A. Hajda
Name: Thomas A. Hajda
Title: Executive Vice President, General Counsel and Secretary
Dated: May 27, 2014